EXHIBIT 99.3

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; Ports; conforming; INVESTOR; 30yr; no 20yr;
                    CURRRATE gt 6.375; '; settles in July; '
================================================================================


--------------------------------------------------------------------------------
Pool Summary                         COUNT                    UPB            %
--------------------------------------------------------------------------------
Conforming                             287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $21,062,192.37
Data as of Date: 2004-07-01
GROSS WAC: 6.7518%
NET WAC: 6.493%
% SF/PUD: 72.60%
% FULL/ALT: 87.00%
% CASHOUT: 28.67%
% PURCHASE: 0.00%
% INVESTOR: 100.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 80.75%
% FICO > 679: 69.63%
% NO FICO: 0.63%
WA FICO: 701
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 4.18%
CALIFORNIA %: 4.94%
Latest Maturity Date: 20340701
Loans with Prepay Penalties:    4.18%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                         COUNT                    UPB            %
--------------------------------------------------------------------------------
30 YR FXD                              287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                     COUNT                    UPB            %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                      64          $2,437,981.00        10.37%
$50,000.01 - $100,000.00               127           9,197,936.00        39.12
$100,000.01 - $150,000.00               96          11,874,870.00        50.51
--------------------------------------------------------------------------------
Total:                                 287         $23,510,787.00       100.00%
--------------------------------------------------------------------------------
Minimum: $17,200.00
Maximum: $149,580.00
Average: $81,919.12
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                       COUNT                    UPB            %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                      76          $3,105,704.00        13.21%
$50,000.01 - $100,000.00               146          12,020,538.00        51.14
$100,000.01 - $150,000.00               65           8,377,425.00        35.64
--------------------------------------------------------------------------------
Total:                                 287         $23,503,667.00       100.00%
--------------------------------------------------------------------------------
Minimum: $17,200.00
Maximum: $149,580.00
Average: $81,894.31
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                           COUNT                    UPB            %
--------------------------------------------------------------------------------
6.251% - 6.500%                        104          $7,820,105.00        37.13%
6.501% - 6.750%                         95           6,776,746.00        32.17
6.751% - 7.000%                         48           3,519,025.00        16.71
7.001% - 7.250%                         24           1,577,940.00         7.49
7.251% - 7.500%                          7             574,387.00         2.73
7.501% - 7.750%                          9             793,991.00         3.77
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Minimum: 6.420%
Maximum: 7.750%
Weighted Average: 6.752%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                COUNT       UPB             %
--------------------------------------------------------------------------------
6.001% - 6.250%                        104          $7,820,105.00        37.13%
6.251% - 6.500%                         95           6,776,746.00        32.17
6.501% - 6.750%                         53           3,908,369.00        18.56
6.751% - 7.000%                         19           1,188,595.00         5.64
7.001% - 7.250%                          8             700,011.00         3.32
7.251% - 7.500%                          8             668,366.00         3.17
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Minimum: 6.095%
Maximum: 7.500%
Weighted Average: 6.493%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity            COUNT                    UPB            %
--------------------------------------------------------------------------------
241 - 300                                1             $49,888.00         0.24%
301 - 359                                2             247,856.00         1.18
360 - 360                              284          20,764,449.00        98.59
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity    COUNT                    UPB             %
--------------------------------------------------------------------------------
241 - 300                                1             $49,888.00         0.24%
301 - 359                              102           7,478,126.00        35.50
360 - 360                              184          13,534,179.00        64.26
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Jun 30, 2004 09:42               Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; Ports; conforming; INVESTOR; 30yr; no 20yr;
                    CURRRATE gt 6.375; '; settles in July; '
================================================================================


--------------------------------------------------------------------------------
Seasoning                            COUNT                    UPB            %
--------------------------------------------------------------------------------
<= 0                                   186         $13,699,181.00        65.04%
1 - 1                                   60           4,292,382.00        20.38
2 - 2                                   20           1,387,450.00         6.59
3 - 3                                   13           1,056,388.00         5.02
4 - 4                                    4             241,636.00         1.15
5 - 5                                    2             158,744.00         0.75
7 - 12                                   2             226,412.00         1.07
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 7
Weighted Average: 1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                          COUNT                    UPB            %
--------------------------------------------------------------------------------
0 - 0                                    1            $132,742.00         0.63%
580 - 589                                1             132,000.00         0.63
600 - 609                                1             110,000.00         0.52
610 - 619                                3             298,678.00         1.42
620 - 629                                8             415,888.00         1.97
630 - 639                               13             730,787.00         3.47
640 - 649                               11             666,403.00         3.16
650 - 659                               12           1,108,241.00         5.26
660 - 669                               19           1,203,647.00         5.71
670 - 679                               23           1,597,840.00         7.59
680 - 689                               22           1,679,692.00         7.97
690 - 699                               24           1,952,051.00         9.27
700 - 709                               33           2,104,991.00         9.99
710 - 719                               26           1,804,258.00         8.57
720 - 729                               28           2,304,400.00        10.94
730 - 739                               22           1,603,057.00         7.61
740 - 749                                5             363,878.00         1.73
750 - 759                                9             724,203.00         3.44
760 - 769                               10             823,791.00         3.91
770 - 779                                4             379,400.00         1.80
780 - 789                                4             514,400.00         2.44
790 - 799                                7             376,296.00         1.79
800 - 809                                1              35,550.00         0.17
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 806
Weighted Average: 701
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                  COUNT                    UPB            %
--------------------------------------------------------------------------------
20.001% - 25.000%                        1             $49,000.00         0.23%
40.001% - 45.000%                        1              33,862.00         0.16
50.001% - 55.000%                        3             233,536.00         1.11
55.001% - 60.000%                        7             542,357.00         2.58
60.001% - 65.000%                        6             331,120.00         1.57
65.001% - 70.000%                       19           1,444,170.00         6.86
70.001% - 75.000%                       25           1,842,283.00         8.75
75.001% - 80.000%                      105           8,163,506.00        38.76
80.001% - 85.000%                       12             998,214.00         4.74
85.001% - 90.000%                      108           7,424,145.00        35.25
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Minimum: 23.01%
Maximum: 90.00%
Weighted Average: 80.75%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio         COUNT                    UPB            %
--------------------------------------------------------------------------------
20.001% - 25.000%                        1             $49,000.00         0.23%
40.001% - 45.000%                        1              33,862.00         0.16
50.001% - 55.000%                        3             233,536.00         1.11
55.001% - 60.000%                        7             542,357.00         2.58
60.001% - 65.000%                        6             331,120.00         1.57
65.001% - 70.000%                       19           1,444,170.00         6.86
70.001% - 75.000%                       25           1,842,283.00         8.75
75.001% - 80.000%                      103           7,893,106.00        37.48
80.001% - 85.000%                       12             998,214.00         4.74
85.001% - 90.000%                      110           7,694,545.00        36.53
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Minimum: 23.01%
Maximum: 90.00%
Weighted Average: 80.88%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                  COUNT                    UPB            %
--------------------------------------------------------------------------------
<= 0.000%                              166         $11,724,369.00        55.67%
0.001% - 1.000%                          2             207,806.00         0.99
6.001% - 11.000%                         3             163,100.00         0.77
11.001% - 16.000%                        1             132,742.00         0.63
16.001% - 21.000%                        9             666,679.00         3.17
21.001% - 26.000%                        4             246,662.00         1.17
26.001% - 31.000%                        7             586,604.00         2.79
31.001% - 36.000%                       23           1,677,670.00         7.97
36.001% - 41.000%                        8             645,003.00         3.06
41.001% - 46.000%                       19           1,377,181.00         6.54
46.001% - 51.000%                       16           1,252,468.00         5.95
51.001% - 56.000%                       11             814,981.00         3.87
56.001% - 61.000%                        7             639,010.00         3.03
61.001% - 66.000%                        8             641,500.00         3.05
86.001% - 91.000%                        1              68,000.00         0.32
201.001% >=                              2             218,417.00         1.04
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 999.999%
Weighted Average: 62.419%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Jun 30, 2004 09:42               Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; Ports; conforming; INVESTOR; 30yr; no 20yr;
                    CURRRATE gt 6.375; '; settles in July; '
================================================================================

--------------------------------------------------------------------------------
Geographic Concentration             COUNT                    UPB            %
--------------------------------------------------------------------------------
Florida                                 35          $3,029,622.00        14.38%
Pennsylvania                            20           1,461,030.00         6.94
Texas                                   20           1,343,690.00         6.38
New Jersey                              12           1,119,256.00         5.31
California                              11           1,040,949.00         4.94
Ohio                                    14             938,869.00         4.46
Virginia                                11             861,426.00         4.09
Illinois                                10             816,702.00         3.88
Georgia                                  9             712,564.00         3.38
Oklahoma                                15             677,057.00         3.21
Michigan                                11             661,805.00         3.14
Indiana                                 12             632,298.00         3.00
Colorado                                 7             615,774.00         2.92
Missouri                                12             583,861.00         2.77
Louisiana                               10             542,445.00         2.58
Tennessee                                6             510,665.00         2.42
Arizona                                  5             505,675.00         2.40
North Carolina                           8             487,848.00         2.32
Alabama                                  7             447,240.00         2.12
Connecticut                              5             434,458.00         2.06
New York                                 4             383,516.00         1.82
Delaware                                 4             376,378.00         1.79
Washington                               4             367,928.00         1.75
Massachusetts                            3             299,060.00         1.42
Idaho                                    2             241,800.00         1.15
Maryland                                 5             235,940.00         1.12
New Mexico                               3             234,476.00         1.11
Kentucky                                 3             223,585.00         1.06
District Of Columbia                     2             210,358.00         1.00
South Carolina                           3             187,044.00         0.89
Vermont                                  2             162,118.00         0.77
Kansas                                   3             149,428.00         0.71
Maine                                    1             135,600.00         0.64
Mississippi                              1             125,625.00         0.60
Wisconsin                                3             125,419.00         0.60
Nebraska                                 1              63,884.00         0.30
West Virginia                            1              56,950.00         0.27
Utah                                     1              41,830.00         0.20
Arkansas                                 1              18,019.00         0.09
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                       COUNT                    UPB            %
--------------------------------------------------------------------------------
States Not CA                          276         $20,021,244.00        95.06%
South CA                                 9             887,373.00         4.21
North CA                                 2             153,576.00         0.73
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration               COUNT                    UPB            %
--------------------------------------------------------------------------------
33907-                                   4            $344,800.00         1.64%
19014                                    3             271,495.00         1.29
37738                                    2             264,000.00         1.25
33312                                    2             234,358.00         1.11
77099                                    3             232,636.00         1.10
Other                                  273          19,714,903.00        93.60
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                         COUNT                    UPB            %
--------------------------------------------------------------------------------
Purchase                               165         $12,053,651.00        57.23%
Cash Out Refi                           81           6,037,751.00        28.67
Rate & Term Refi                        41           2,970,790.00        14.10
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                    COUNT                    UPB            %
--------------------------------------------------------------------------------
No                                     206         $15,024,442.00        71.33%
Yes                                     81           6,037,751.00        28.67
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                        COUNT                    UPB            %
--------------------------------------------------------------------------------
Full                                   255         $18,323,154.00        87.00%
Stated Income Full Asset                13           1,107,310.00         5.26
No Doc                                  13           1,049,455.00         4.98
No Ratio                                 2             218,417.00         1.04
Super Select                             1             132,742.00         0.63
Asset Only                               1             106,110.00         0.50
No Income No Asset                       1              67,758.00         0.32
Stated Doc                               1              57,246.00         0.27
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                        COUNT                    UPB            %
--------------------------------------------------------------------------------
Single Family                          184         $12,677,874.00        60.19%
Two Family                              39           3,194,357.00        15.17
Pud                                     21           2,029,515.00         9.64
Condomimium                             16           1,270,228.00         6.03
Low Rise Condo (2-4 floors)             10             718,618.00         3.41
Single Family Attached                   5             315,600.00         1.50
Pud Detached                             4             269,212.00         1.28
High Rise Condo (gt 8 floors)            2             164,828.00         0.78
Three Family                             2             157,381.00         0.75
Townhouse                                3             151,959.00         0.72
Four Family                              1             112,620.00         0.53
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                            COUNT                    UPB            %
--------------------------------------------------------------------------------
Investor Occupied                      287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)          COUNT                    UPB            %
0.000                                  277         $20,182,117.00        95.82%
36.000                                   4             344,800.00         1.64
60.000                                   6             535,275.00         2.54
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
wa Term: 2.114
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                         COUNT                    UPB            %
--------------------------------------------------------------------------------
Not a Balloon Loan                     287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas   Jun 30, 2004 09:42                    Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; Ports; conforming; INVESTOR; 30yr; no 20yr;
                    CURRRATE gt 6.375; '; settles in July; '
================================================================================


--------------------------------------------------------------------------------
Lien Position                        COUNT                    UPB            %
--------------------------------------------------------------------------------
1                                      287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                        COUNT                    UPB            %
--------------------------------------------------------------------------------
AMIC                                     1             $84,846.00         0.40%
Amerin                                   8             307,453.00         1.46
Assumed MI for Levels Only               1              79,639.00         0.38
GEMICO                                  19           1,418,271.00         6.73
MGIC                                    20           1,429,168.00         6.79
PMI Mortgage Insurance                  28           2,149,559.00        10.21
Radian Guaranty                          4             250,944.00         1.19
Republic Mortgage Insurance              9             565,445.00         2.68
Triad Guaranty Insurance Co.             1              54,000.00         0.26
United Guaranty                         29           2,083,034.00         9.89
LTV <=80                               167          12,639,833.00        60.01
--------------------------------------------------------------------------------
Total:                                 287         $21,062,192.00       100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas   Jun 30, 2004 09:42                    Page 4 of 4